Exhibit 10.37

WISCONSIN ENERGY CORPORATION

OMNIBUS STOCK INCENTIVE PLAN

Amended and Restated Effective as of January 1, 2008

WISCONSIN ENERGY CORPORATION

OMNIBUS STOCK INCENTIVE PLAN

   Purpose. The Wisconsin Energy Corporation Omnibus Stock Incentive Plan (the "Plan") was originally established effective as of December 15, 1993 and most recently amended effective as of May 2, 2001. The purpose of the Plan is to enable Wisconsin Energy Corporation (the "Company") to offer directors, officers and key employees of the Company and its subsidiaries performance-based incentives and other equity interests in the Company, thereby attracting, retaining and rewarding such individuals and strengthening the mutuality of interest between such individuals and the Company's shareholders. The Plan is hereby amended and restated effective as of January 1, 2008 solely to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder regarding deferred compensation.

  Administration. The Plan shall be administered by a committee (the "Committee") which shall be the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board of Directors who are not employees. It is intended that the Committee members shall, at all times, qualify as "non-employee" directors within the meaning of Securities and Exchange Commission Regulation Section 240.16b-3 and as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. However, the failure to so qualify shall not affect the validity of any actions taken by the Committee in accordance with the provisions of the Plan. If for any reason the Committee does not qualify to administer the Plan, the Board of Directors may appoint a new Committee so as to comply.

  Eligibility. Benefits under the Plan shall be granted only to directors, officers and key employees of the Company and its subsidiaries selected initially and from time-to-time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company and its subsidiaries.

  Benefits. The benefits awarded under the Plan shall consist of (a) stock options, (b) stock appreciation rights, (c) stock awards, and (d) performance units.

  Shares Reserved. There is hereby reserved for issuance under the Plan an aggregate of 20,000,000 shares of common stock of the Company which may be authorized but unissued, treasury, or repurchased shares. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. The maximum number of option shares which may be awarded to any participant in any year during the term of the Plan is 750,000 shares. No more than 750,000 shares may be issued as stock awards and performance units during the term of the Plan. If there is a lapse, expiration, termination or cancellation of any option prior to the issuance of shares thereunder or if shares are issued and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under this Plan.

  Stock Options. Stock options shall consist of options to purchase shares of common stock of the Company and shall be either incentive stock options or non-qualified stock options as determined by the Committee. The option price shall be not less than 100% of the fair market value of the shares on the date the option is granted and the price may be paid by check or, in the discretion of the Committee, by means of tendering, either directly or by attestation, shares of common stock of the Company then owned by the participant. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that except as otherwise provided in paragraph 11, no stock option shall be exercisable prior to six months after the option grant date nor later than ten years after the grant date. The aggregate fair market value (determined as of the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000.

  Stock Appreciation Rights. Stock appreciation rights may be granted to the holder of any stock option granted hereunder and shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

    A stock appreciation right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six months prior to its expiration.

    Stock appreciation rights will permit the holder to surrender any related stock option or portion thereof which is then exercisable and elect to receive in exchange therefor cash in an amount equal to:

      The excess of the fair market value on the date of such election of one share of common stock over the option price, multiplied by
      The number of shares covered by such option or portion thereof which is so surrendered.

    The Committee shall have the discretion to satisfy a participant's right to receive the amount of cash determined under paragraph (b) hereof in whole or in part by the delivery of common stock of the Company valued as of the date of the participant's election.

    In the event of the exercise of a stock appreciation right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the stock option or portion thereof surrendered.

  Stock Awards. Stock awards will consist of common stock transferred to participants without other payment therefor as additional compensation for their services to the Company or one of its subsidiaries. A stock award shall be subject to such terms and conditions as the Committee determines appropriate including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares upon termination of the participant's employment within specified periods and conditions requiring that the shares be earned in whole or in part upon the achievement of performance goals established by the Committee over a designated period of time. The goals established by the Committee may include earnings per share, total return on shareholder equity, or such other goals as may be established by the Committee in its discretion. To the extent a stock award is subject to Code

  Section 409A, in no event shall payment be made later than March 15 of the taxable year following the taxable year in which such award is no longer subject to a substantial risk of forfeiture, as provided in Treasury Regulation Section 1.409A-1(b)(4). Any right to defer payment of any stock award under a non-qualified deferred compensation plan maintained by the Company shall be disregarded for purposes of applying the short-term deferral rules to payments made under awards granted hereunder, as provided under in Treasury Regulation Section 1.409A-1(b)(4).

  Performance Units. Performance units shall consist of monetary units granted to participants which may be earned in whole or in part if the Company achieves certain performance goals established by the Committee over a designated period of time. The initial performance units granted under the Plan will be contingent dividend awards. The amount which a participant can earn pursuant to a contingent dividend award will be determined by reference to the actual dividends paid on a specified number of shares of the Company's common stock for a specified number of years. Part or all of the amount of contingent dividend award will be paid to the participant if the Company's total shareholder return (appreciation in the value of its stock plus dividends) over a stated period of time compares favorably to the return earned by other companies in the Company's industry peer group, except that there will be no payout if the Company's total shareholder return is negative over the course of such period. In no event shall payment of any performance units be made later than March 15 of the taxable year following the taxable year in which such award is no longer subject to a substantial risk of forfeiture, as provided in Treasury Regulation Section 1.409A-1(b)(4). Any right to defer payment of any performance unit under a non-qualified deferred compensation plan maintained by the Company shall be disregarded for purposes of applying the short-term deferral rules to payments made under awards granted hereunder, as provided under in Treasury Regulation Section 1.409A-1(b)(4).

  Non-transferability. Except as otherwise provided by the Committee, stock options and other benefits granted under this Plan shall not be transferable other than by will or the laws of descent and distribution and each stock option and stock appreciation right shall be exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative.

  Change in Control. In the event of a change in control of the Company, all outstanding stock options and stock appreciation rights shall become immediately exercisable and all other benefits shall immediately vest with all performance goals deemed fully achieved. For these purposes, a "change in control" shall be deemed to have occurred if the event set forth in any one of the following subparagraphs shall have occurred:

    any person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

    the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation immediately following which the directors of the Company immediately prior to such merger or consolidation continue to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

    the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement (or series of related agreements) for the sale or disposition by the Company of all or substantially all of the Company's assets, disregarding any sale or disposition to a company at least a majority of the directors of which were directors of the Company immediately prior to such sale or disposition; or

    the Board determines in its sole and absolute discretion that there has been a Change in Control of the Company.

  For purposes of this "change of control" definition, the following terms shall have the meaning set forth below:

  "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

  Other Provisions. The award of any benefit under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including such provisions as may be required to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's employment.

  Fair Market Value. The fair market value of the Company's common stock at any time shall be determined in such manner as the Committee may deem equitable or as required by applicable law or regulation which shall include regulations regarding the determination of fair market value promulgated under Code Section 409A.

  Adjustment Provisions.

    If the Company shall at any time change the number of issued shares of common stock without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under this Plan, the number of shares covered by each outstanding benefit and the exercise price of each outstanding benefit shall be adjusted so that the aggregate consideration payable to or by the Company, if any, shall not be changed.

    Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

    In the event of any merger, consolidation or reorganization of the Company with any other corporation, there shall be substituted, on an equitable basis as determined by the Committee, for each share of common stock then reserved for issuance under the Plan and for each share of common stock then subject to a benefit granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of common stock of the Company will be entitled pursuant to the transaction.

  Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive the shares notice as far in advance as practicable and the Company may defer making delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit a participant to pay all or a portion of the taxes arising in connection with any benefit under the Plan by electing to have the Company withhold shares of common stock from the shares otherwise deliverable to the participant, having a fair market value equal to the amount to be withheld. Notwithstanding the provisions of paragraph 5 above, any such withheld shares shall not become available again for new awards under this Plan.

  Term of Program; Amendment, Modification or Cancellation of Benefits. No benefit shall be granted more than ten years after the date of the approval of the amendments to this Plan by the shareholders of the Company as presented for approval at the 2001 annual meeting or any adjournment thereof; provided, however, that the terms and conditions applicable to any benefits granted prior to such date may at any time be amended, modified or canceled by mutual agreement between the Committee and the participant or any other persons as may then have an interest therein. However, the Company will not reduce the exercise price of outstanding options or cancel outstanding options and grant replacement options having a lower exercise price without the approval of the Company's shareholders.

  Amendment or Termination of Plan. The Board of Directors may, at any time, amend or terminate the Plan, provided that (i) no such action may adversely affect any outstanding benefit previously awarded, in the absence of written consent by the participant or other person as may then have an interest in any such benefit, (ii) no amendment will provide for reduction in the exercise price of outstanding options or cancellation of outstanding options and the granting of replacement options having a lower exercise price without the approval of the Company's shareholders, and (iii) adjustments pursuant to paragraph 14 shall not be subject to the foregoing limits of this paragraph 17.

  Shareholder Approval. The Plan was adopted by the Board of Directors on December 15, 1993, subject to shareholder approval which was obtained at the 1994 annual meeting. Shareholder approval of amendments to the Plan shall be obtained if required pursuant to securities laws or exchange requirements on which the Company's stock is listed.